UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 14, 2017

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona		85008
(Address of principal executive offices)		(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) First Half of 2017 Cash Bonus Program for Certain Executive Officers — On February 14, 2017, the Compensation Committee (“Committee”) of the Board of Directors of ON Semiconductor Corporation (“Corporation”) determined specific parameters for the bonus plan under the Corporation’s semi-annual cash incentive program for the first half of 2017 (“Bonus Program”).

Cash bonuses under the Bonus Program will include two performance components, with 80% of the bonus based on non-GAAP profit before taxes (“Non-GAAP Profit”) and 20% of the bonus based on specified performance measures related to the organizational unit or department within the Corporation for which the award recipient has primary responsibility (“Organizational Performance Metric”), except that the Organizational Performance Metric for Mr. Keith D. Jackson, President and Chief Executive Officer of the Corporation, and Mr. Bernard Gutmann, Chief Financial Officer of the Corporation, will be the average attainment of all Organizational Performance Metrics. Under the Bonus Program, attainment is capped at 200% and at 20% of Non-GAAP Profit. The specific Organizational Performance Metrics for each listed named executive officer other than Mr. Jackson and Mr. Gutmann are as follows: Mr. Schromm – non-GAAP gross margin (10%) and quality (10%); Mr. Rolls – revenue; and Mr. Rashid – departmental budget expenses.

Award opportunities for the first half of 2017 under the Bonus Program (expressed as a percentage of the officer’s base salary) for each of the named executive officers has the threshold, target, and stretch amounts listed below. The Committee reviews these officer award opportunities from time-to-time.

Officer	Title	Current Award Opportunity
Keith D. Jackson	President and Chief Executive Officer	Threshold (0%) Target (150%) Maximum (300%)

Bernard Gutmann	Executive Vice President and Chief Financial Officer and Treasurer	Threshold (0%) Target (80%) Maximum (160%)

William A. Schromm	Executive Vice President and Chief Operating Officer	Threshold (0%) Target (80%) Maximum (160%)

Paul E. Rolls	Executive Vice President, Sales and Marketing	Threshold (0%) Target (75%) Maximum (150%)

Mamoon Rashid	Senior Vice President, Strategic Business Ventures	Threshold (0%) Target (60%) Maximum (120%)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: February 17, 2017	By:	/s/ George H. Cave
	Name:	George H. Cave
	Title:	Executive Vice President, General Counsel, Chief Compliance & Ethics Officer, Chief Risk Officer and Corporate Secretary

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